SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to Rule §240.14a-12

Neurocrine Biosciences, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

NEUROCRINE BIOSCIENCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2003

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Neurocrine Biosciences, Inc., a Delaware corporation (the “Company”) will be held on May 22, 2003, at 8:30 a.m. local time, at the Company’s corporate headquarters located at 10555 Science Center Drive San Diego, California, 92121 for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect three Class I Directors to the Board of Directors to each serve for a term of three years;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003;

3.	To approve the adoption of the Company’s 2003 Incentive Stock Plan and the reservation of 1,100,000 shares of the Company’s common stock for issuance thereunder; and

4.	To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 1, 2003 are entitled to receive notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage prepaid envelope, or vote by telephone or internet (instructions have been provided on your proxy card). Stockholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

By Order of the Board of Directors, Margaret Valeur-Jensen, J.D., Ph.D. Corporate Secretary

San Diego, California
April 18, 2003

Neurocrine Biosciences, Inc.

10555 Science Center Drive
San Diego, California 92121

PROXY STATEMENT

     The enclosed Proxy is solicited on behalf of Neurocrine Biosciences, Inc., a Delaware corporation (the “Company”), for use at its 2003 Annual Meeting of Stockholders to be held on May 22, 2003 beginning at 8:30 a.m., local time, or at any continuations, postponements or adjournments thereof for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s corporate headquarters, located at 10555 Science Center Drive, San Diego, California 92121. The Company’s phone number is (858) 658-7600.

     This proxy statement is being first mailed on or about April 18, 2003 to all stockholders entitled to vote at the Annual Meeting.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, including the election of Directors, ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants for the year ended December 31, 2003, and approval of the Company’s 2003 Incentive Stock Plan. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who can attend the Annual Meeting?

     All stockholders of record at the close of business on April 1, 2003 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

     Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

     Stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the Annual Meeting. At the close of business on the Record Date, 31,264,574 shares of the Company’s common stock, $0.001 par value per share, were issued and outstanding. As of the Record Date, the Company had approximately 7,411 stockholders, of which 103 are stockholders of record. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

     Each outstanding share of the Company’s common stock will be entitled to one vote on each proposal considered at the Annual Meeting. In the election of Directors, each stockholder will be entitled to vote for three nominees and the three nominees with the greatest number of votes will be elected.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the Annual Meeting. As of the record date, 31,264,574 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 15,632,288 shares will be required to establish a quorum. The presence of a quorum will be determined by the Inspector of Elections (the “Inspector”).

     Proxies received but marked as abstentions as well as “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. To assist in soliciting proxies (votes), the Company has retained Innisfree, a professional proxy solicitation firm, at an approximate cost of $6,500, plus certain out-of-pocket expenses. Proxies also may be solicited by certain of the Company’s Directors, officers and regular employees, without additional compensation, personally, by telephone or by other appropriate means.

Can I vote by telephone or electronically?

     If you are a registered stockholder (that is, if you hold your stock in certificate form or participate in the Employee Stock Purchase Program), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on May 21, 2003.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. A proxy will also be revoked if the stockholder attends the Annual Meeting and votes in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  for election of the nominated slate of Directors (see Proposal One);

  for ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for fiscal 2003 (see Proposal Two); and

  for approval of the Company’s 2003 Incentive Stock Plan (see Proposal Three).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who counts the votes?

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector.

STOCK OWNERSHIP

Who are the principal stockholders, and how much stock does management own?

     The following table sets forth the beneficial ownership of the Company’s common stock as of April 1, 2003 by (i) each of the executive officers named in the table under the heading “Compensation of Executive Officers —Summary Compensation Table,” (ii) each Director, (iii) all Directors and executive officers as a group and (iv) all persons known to the Company to be the beneficial owners of more than 5% of the Company’s common stock. A total of 31,264,574 shares of the Company’s common stock were issued and outstanding as of April 1, 2003.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Owned (2)	Number of Shares of Common Stock Acquirable Within 60 Days (3)	Total Number of Shares of Common Stock Beneficially Owned (4)	Percent Ownership

FMR Corp	3,978,006	—	3,978,006	12.7%
82 Devonshire Street
Boston, MA 02109
T. Rowe Price Associates(5)	3,096,821	—	3,096,821	9.9%
100 E. Pratt Street
Baltimore, MD 21202
Delaware Management Holdings	1,751,083	—	1,751,083	5.6%
2005 Market Street
Philadelphia, PA 19103
D. Bruce Campbell, Ph.D	2,704	141,872	144,576	*
Paul W. Hawran	374,335	137,043	511,378	1.6%
Gary A. Lyons	723,513	278,153	1,001,666	3.2%
Henry Y. Pan, M.B.B.S., Ph.D., F.A.C.C	9,216	83,352	92,568	*
Margaret E. Valeur-Jensen, J.D., Ph.D	52,774	132,151	184,925	*
W. Thomas Mitchell	—	3,333	3,333	*
Joseph A. Mollica, Ph.D	—	34,997	34,997	*
Richard F. Pops	—	43,997	43,997	*
Stephen A. Sherwin, M.D	—	43,997	43,997	*
Lawrence Steinman, M.D	43,930	65,665	109,595	*
Wylie W. Vale, Ph.D	431,075	29,552	460,627	1.5%
All executive officers and Directors as a
group (11 persons)	1,637,547	994,112	2,631,659	8.4%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of the Company’s common stock as of the Record Date.

(1)	The address of each individual named is c/o Neurocrine Biosciences, Inc., 10555 Science Center Drive, San Diego, CA 92121, unless otherwise indicated.

(2)	Represents shares of common stock owned, excluding shares of common stock subject to stock options that are listed under the heading “Number of Shares of Common Stock Acquirable Within 60 Days,” by the named parties as of the Record Date.

(3)	Shares of common stock subject to stock options currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

(4)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(5)	These securities are owned by various individual and institutional investors which own 3,096,821 shares representing 9.9% of the shares outstanding, which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Security Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that its officers, Directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2002, except for Lawrence Steinman, M.D. who filed an Amended Form 3 in April 2003 to report ownership of 600 shares that were not reported on his initial Form 3.

PROPOSAL ONE: ELECTION OF DIRECTORS

General

     The Company’s Bylaws provide that the Board of Directors will be comprised of seven Directors. The Company’s Certificate of Incorporation provides that the Board of Directors is divided into three classes. There are currently three Directors in Class I (Wylie W. Vale, Ph.D., Joseph A. Mollica, Ph.D. and W. Thomas Mitchell), two Directors in Class II (Stephen A. Sherwin, M.D. and Richard F. Pops), and two Directors in Class III (Gary A. Lyons and Lawrence Steinman, M.D.).

     The Directors in Class I hold office until the 2003 Annual Meeting of Stockholders, the Directors in Class II hold office until the 2004 Annual Meeting of Stockholders and the directors in Class III hold office until the 2005 Annual Meeting of Stockholders (or, in each case, until their earlier resignation, removal from office or death). After each such election, the Directors in each such case will then serve in succeeding terms of three years and until a successor is duly elected and qualified. Officers of the Company serve at the discretion of the Board of Directors. There are no family relationships among the Company’s Directors and executive officers.

     The term of office for Directors Wylie W. Vale, Ph.D., Joseph A. Mollica, Ph.D. and W. Thomas Mitchell expire at the 2003 Annual Meeting. At the 2003 Annual Meeting, the stockholders will elect three Class I Directors for a term of three years.

Vote Required

     The three nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the 2003 Annual Meeting and entitled to vote on the election of Directors shall be elected to the Board of Directors.

     Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s three nominees named below. If any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a Director. The Board of Directors recommends that stockholders vote “FOR” the nominees listed below.

Nominees for Election at the Annual Meeting

     All of the nominees (Joseph A. Mollica, Ph.D., Wylie W. Vale, Ph.D. and W. Thomas Mitchell) are presently Class I Directors of the Company. Information about the nominees is set forth below:

Name of Director	Age	Position in the Company	Director Since

Joseph A. Mollica, Ph.D. (1) (2) (3)	62	Chairman of the Board	1997

Wylie W. Vale, Ph.D	61	Director	1992

W. Thomas Mitchell (1) (3)	57	Director	2002

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating/Corporate Governance Committee

     Joseph A. Mollica, Ph.D., has served as a Director of the Company since June 1997 and became Chairman of the Board in April 1998. Since February 1994, Dr. Mollica has served as the Chairman of the Board of Directors, President and Chief Executive Officer of Pharmacopeia, Inc., a biopharmaceutical company focusing on combinatorial chemistry, high throughput discovery, molecular modeling and bioinformatics. From 1987 to December 1993, Dr. Mollica served as Vice President, Medical Products of DuPont Company and then as President and CEO of DuPont Merck Pharmaceutical Company from 1991 to 1993. At Ciba-Geigy, where he was employed from 1966 to 1986, he served in a variety of positions of increasing responsibility, rising to Senior Vice President of Ciba-Geigy’s Pharmaceutical Division. He is currently on the Boards of Impath, Inc., Genencor International, Inc., and Pharmacopeia, Inc. He received his B.S. from the University of Rhode Island and his M.S. and Ph.D. from the University of Wisconsin and Sc.D.h.c. from the University of Rhode Island.

     Wylie W. Vale, Ph.D. is one of the Company’s academic co-founders, a Director; Chief Scientific Advisor, Neuroendocrinology; and a member of the Company’s Founding Board of Scientific and Medical Advisors. Dr. Vale was elected a Director of the Company in September 1992. He is a Professor and former Chairman of the Faculty at The Salk Institute for Biological Studies and is the Senior Investigator and Head of The Clayton Foundation Laboratories for Peptide Biology at The Salk Institute, where he is currently Chairman of the Faculty and a member of the Board of Trustees. He is also an Adjunct Professor of Medicine at the University of California, San Diego. In addition, Dr. Vale is recognized for his work on the molecular, pharmacological and biomedical characterization of neuroendocrine peptides, growth factors and their receptors. In recognition of his discoveries, he has received numerous awards and is a member of the National Academy of Arts and Sciences, the Institute of Medicine and the National Academy of Sciences. He is a past President of the American Endocrine Society and is the current President of the International Society of Endocrinology. Dr. Vale received a B.A. in biology from Rice University and a Ph.D. in physiology and biochemistry from the Baylor College of Medicine.

     W. Thomas Mitchell was appointed to Neurocrine’s Board of Directors on November 15, 2002. He is the former Chairman of the Board and Chief Executive Officer of Genencor International. Under his guidance,

Genencor’s revenues grew from under $30 million to over $325 million. In addition, he successfully managed the acquisition and integration of three major businesses to build the global enterprise that is now Genencor. An industry leader, Mr. Mitchell has participated in a number of important policy initiatives including the 1999 federal executive order that created the national bioenergy initiative. Mr. Mitchell also served as a member of the Governor’s Council on Biotechnology in California, which was responsible for helping to improve the state’s competitiveness in the mid-1990’s. He also served on the Advisory Boards of the Chemical Engineering School at Cornell University, Ithaca, New York and the University of Iowa’s School of Engineering. He received his B.S. in chemical engineering from Drexel University. He also completed the Executive Development Program at the University of Michigan.

Who are the remaining Directors that are not up for election this year?

     The Class II and III Directors will remain in office after the 2003 Annual Meeting. The Class II Directors are Stephen A. Sherwin, M.D. and Richard F. Pops. The Class III Directors are Lawrence Steinman, M.D. and Gary A. Lyons. The names and certain other current information about the Directors whose terms of office continue after the Annual Meeting are set forth below:

Name of Director	Age	Position in the Company	Director Since

Stephen A. Sherwin, M.D. (2) (3)	54	Director	1999

Richard F. Pops (1) (2)	41	Director	1998

Gary A. Lyons	52	President, Chief Executive Officer	1993
		and Director

Lawrence Steinman, M.D	55	Director	2001

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating/Corporate Governance Committee

     Stephen A. Sherwin, M.D. was elected to the Board of Directors on April 22, 1999. Since March 1990, Dr. Sherwin has served as Chief Executive Officer and Director of Cell Genesys, Inc., a biotechnology company. In March 1994, he was elected as Chairman of the Board of Cell Genesys. From 1983 to 1990, Dr. Sherwin held various positions at Genentech, Inc., a biotechnology company, most recently as Vice President of Clinical Research. Prior to 1983, Dr. Sherwin held various positions on the staff of the National Cancer Institute. Dr. Sherwin also serves as a Director of Rigel Pharmaceuticals, Inc. and Calyx Therapeutics, Inc. Dr. Sherwin holds a B.A. from Yale and an M.D. from Harvard Medical School.

     Richard F. Pops was elected to the Board of Directors on April 16, 1998. Richard has been Chief Executive Officer of Alkermes, Inc. since February 1991. Under his leadership, Alkermes has grown from a privately held company with 25 employees to a publicly traded, leading specialty pharmaceutical company with more than 400 employees in multiple locations in the United States. He currently serves on the Board of Directors of: Alkermes; Reliant Pharmaceuticals, LLC; CombinatoRx, Inc.; the Biotechnology Industry Organization (BIO); the Massachusetts Biotechnology Council (MBC), the New England Healthcare Institute (NEHI) and Harvard Medical School Board of Fellows. He also serves as Chair for the Harvard Medical School Advisory Council for Biological Chemistry & Molecular Pharmacology (BCMP). He received a B.A. in economics from Stanford University in 1983.

     Gary A. Lyons has served as President, Chief Executive Officer and a Director of the Company since joining the Company in February 1993. Prior to joining the Company, Mr. Lyons held a number of senior management positions at Genentech including Vice President of Business Development and Vice President of Sales. Mr. Lyons currently serves on the Boards of Directors for Intrabiotics Pharmaceuticals, Inc. and Vical, Inc. Mr. Lyons holds a B.S. in marine biology from the University of New Hampshire and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.

     Lawrence Steinman, M.D., is one of the Company’s academic co-founders. He received his M.D. from Harvard University in 1973 and has served more than 20 years at Stanford University School of Medicine as a Professor of Neurology and Pediatrics, as well as serving as Professor of Immunology at the Weizmann Institute. Dr. Steinman is Chair of the Interdepartmental Program in Immunology at Stanford. Dr. Steinman became Chief Scientist, Neuroimmunology and a member of the Company’s Founding Board of Scientific and Medical Advisors and its Executive Committee in September 1992. He has been honored with the Weir Mitchell Award of the American Academy of Neurology and the Senator Jacob Javits Neuroscience Investigators Award from the United States Congress as well as The Dr. Friedrich Sasse Award for Outstanding Contributions in Immunology from the Free University of Berlin. He is Board Certified with the American Board of Psychiatry and Neurology and holds seven different patents in the United States, Europe and Australia.

How often did the Board meet during fiscal 2002?

     The Board of Directors of the Company held a total of five meetings and took action by written consent on two occasions during 2002. During 2002, the Board of Directors had an Audit Committee, a Compensation Committee and a Nominating Committee that later was converted to a Nominating/Corporate Governance Committee. Charters for each of these committees have been established and approved by the Board of Directors, and a copy of the Audit Committee Charter, as amended to date, has been provided at the end of this proxy statement. No Director attended fewer than 80% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

What are the various committees of the Board and which Directors are on those committees?

     The Compensation Committee consists of Directors Joseph A. Mollica, Ph.D., Richard F. Pops and Stephen A. Sherwin, M.D. This committee met one time and took no actions by written consent during 2002. The Compensation Committee reviewed and recommended to the Board the compensation of executive officers and other employees of the Company.

     The Company has an Audit Committee currently comprised entirely of independent Directors. Information regarding the functions performed by the committee, its membership, and the number of meetings held during the fiscal year, is set forth in the “Report of the Audit Committee,” included in this annual proxy statement. The Company believes that at least one member of the Audit Committee qualifies as a financial expert as defined in the SEC rules adopted in January 2003. The current members of the audit committee are Joseph A. Mollica, Ph.D., Richard F. Pops, and W. Thomas Mitchell. Steven A. Sherwin M.D. served on the audit committee during a portion of the year and was replaced during 2002, when Mr. Mitchell became a Director.

     The Company also has a Nominating/Corporate Governance Committee, currently comprised of Joseph A. Mollica, Ph.D., W. Thomas Mitchell and Stephen A. Sherwin, M.D. The Nominating/Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including monitoring of the Company’s Code of Business Conduct and Ethics. The functions of this committee also include consideration of the composition of the Board and recommendation of individuals for election as Directors of the Company. The Nominating/Corporate Governance Committee will consider nominees recommended by security holders provided such nominations are made pursuant to the Company’s Bylaws and applicable law. The committee met during 2002 to recommend the slate of Directors that were approved at the 2002 Annual Meeting of Stockholders. The committee met in early 2003 to recommend that the Board of Directors nominate Wylie W. Vale, Ph.D., W. Thomas Mitchell and Joseph A. Mollica, Ph.D. for re-election as Class I Directors for the upcoming three-year term. This recommendation was subsequently approved by the Board of Directors.

How are Directors compensated?

     Non-employee Directors are reimbursed for expenses incurred in connection with performing their respective duties as Directors of the Company. The Company did not pay cash compensation to any Director prior to February 1997. Directors who are not employees or consultants of the Company receive a $15,000 annual retainer, plus $1,000 for each regular meeting of the Board of Directors and $750 for each special meeting or telephone meeting lasting more than one hour that such Directors attend. In addition to the cash compensation set forth above, the Company has agreed to provide Joseph A. Mollica, Ph.D., as Chairman of the Board and Richard F. Pops, Chairman of the Audit Committee, each an additional $5,000 annual cash retainer. Each other Director who is a member of the Audit Committee, the Compensation Committee or the Nominating/Corporate Governance Committee will receive an annual $2,500 cash retainer for each Committee. Cash retainers for committee service are subject to a maximum aggregate cash retainer per Director of $5,000 ($7,500 for Chairman of the Audit Committee) for committee service in any fiscal year.

     Effective March 1, 2000, each non-employee Director is eligible to participate in the Company’s Deferred Compensation Plan (the “Compensation Plan”). In addition to non-employee Directors of the Company, the Company’s Vice Presidents and higher ranking officers of the Company are also eligible to participate in the Compensation Plan. Under the terms of the Compensation Plan, each eligible participant may elect to defer all or a portion of cash compensation received for services to the Company. Elections must be made by January 1 of each year and are irrevocable once made. Upon receipt of an eligible participant’s deferral election, the Company maintains a deferred compensation investment account on behalf of such participant. Funds so invested are paid to participants upon death or 15 days following the end of the month in which the participant’s services to the Company are terminated. Funds may also be withdrawn for hardship under some circumstances. For the year 2002, Dr. Mollica elected to defer 100% of his cash compensation from the Company pursuant to the Compensation Plan.

     Additionally, each non-employee Director receives a grant of nonstatutory options to purchase 12,000 shares of the Company’s common stock (Joseph A. Mollica, Ph.D., as Chairman of the Board, will receive 15,000 options) at each Annual Meeting of Stockholders, provided that such non-employee Director has been a non-employee Director of the Company for at least six months prior to the date of such Annual Meeting. Each new non-employee Director is automatically granted nonstatutory stock options to purchase 20,000 shares of the Company’s common stock upon the date such person joins the Board of Directors.

     All options granted to non-employee Directors vest over the three-year period following the date of grant and have exercise prices equal to the fair market value of the Company’s common stock on the date of the grant.

AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee is currently comprised of Directors Richard F. Pops, Joseph A. Mollica, Ph.D. and W. Thomas Mitchell. All current committee members satisfy the definition of “independent director” as established in the Nasdaq Stock Market qualification requirements. The Committee met five times during the year ended December 31, 2002.

     The Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2002 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Committee also has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2002 with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. In addition, the Committee has discussed with independent auditors, the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and considered the compatibility of nonaudit services with the auditors’ independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on From 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

Respectfully submitted by: AUDIT COMMITTEE Richard F. Pops Joseph A. Mollica, Ph.D. W. Thomas Mitchell

Audit and Non-Audit Fees

     The following table sets forth the aggregate fees paid to the Company’s independent auditor, Ernst & Young LLP, for the fiscal year ended December 31, 2002:

Audit fees	$112,316
Financial information systems design and implementation fees	—
All other fees
Other audit-related and tax services	91,123
Other	—

Total	$203,439

     Audit fees include the aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2002 fiscal year.

     All other fees includes the aggregate fees billed for all services rendered by Ernst & Young LLP, other than fees for the services which must be reported under “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” during the 2002 fiscal year. These fees were primarily related to tax services.

     All non-audit services were reviewed with the Audit Committee, which concluded that the provision of services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

COMPENSATION COMMITTEE REPORT

     The Committee reviews and recommends to the Board of Directors for approval the Company’s executive compensation policies. The Committee is responsible for reviewing the salary and benefits structure of the Company at least annually to insure its competitiveness within the Company’s industry. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 2002. During 2002, the members of the Committee were Richard F. Pops, Joseph A. Mollica, Ph.D. and Stephen A. Sherwin, M.D.

How are executives compensated?

     The Company’s philosophy in establishing its compensation policy for executive officers and other employees is to create a structure designed to attract and retain highly skilled individuals by establishing salaries, benefits, and incentive compensation which compare favorably with those for similar positions in other biotechnology companies. Compensation for the Company’s executive officers consists of a base salary and potential incentive cash bonuses, as well as potential incentive compensation through stock options and stock ownership.

Base Salary

     The base salary component of compensation is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company’s competitive position in the industry, the Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other biotechnology and pharmaceutical companies. The Company retained the services of an independent consultant to review and recommend improvements to the executive compensation policy. Some of the competitive information was obtained from surveys prepared by consulting companies or industry associations (e.g., the Radford Biotechnology Compensation Survey). As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer’s base salary are based upon personal performance for the year, changes in the general level of base salaries of persons in comparable positions within the industry, and the average merit salary increase for such year for all employees of the Company established by the Compensation Committee, as well as other factors the Compensation Committee judges to be pertinent during an assessment period. In making base salary decisions, the Committee exercises its judgment to determine the appropriate weight to be given to each of these factors.

Annual Incentive Compensation

     A portion of the cash compensation paid to the Company’s executive officers, including the Chief Executive Officer, is in the form of discretionary bonus payments that are paid on an annual basis as part of the Company’s incentive compensation strategy. Bonus payments are linked to the attainment of overall corporate goals established by the Board of Directors and individual goals established for each executive officer. The Board of Directors establishes the maximum potential amount of each officer’s bonus payment annually, based upon the recommendation of the Committee. The appropriate weight to be given to each of the various goals used to calculate the amount of each officer’s bonus payment is determined by the Committee. The goal of the Company’s incentive compensation strategy is to support the achievement of Company goals and objectives by basing compensation on a pay for performance basis.

Long-Term Incentives

     The Committee provides the Company’s executive officers with long-term incentive compensation through grants of stock options, restricted stock and/or stock bonuses under the Company’s equity compensation plans. The Board believes that these grant programs provide the Company’s executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s common stock. The Board believes that these grants directly motivate an executive to maximize long-term stockholder value. The grants also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. The Board considers each grant subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

     The Company has also established an employee stock purchase plan both to encourage employees, including the Company’s executive officers, to continue in the employ of the Company and to motivate employees through an ownership interest in the Company. Under the ESPP, employees, including officers, may have up to 15% of their earnings withheld for purchases of common stock on certain dates specified by the

Board. The price of common stock purchased will be equal to 85% of the lower of the fair market value of the common stock on the date of enrollment or exercise date, whichever is lower.

How is the Chief Executive Officer Compensated?

     The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Gary A. Lyons’ base salary for 2001 was set at $405,000, and was later increased to $437,000 for 2002 and $475,000 for 2003. Mr. Lyons joined the Company in February 1993. His initial salary, potential bonus, and stock grants were determined on the basis of negotiation between the Board of Directors and Mr. Lyons with due regard for his qualifications, experience, prior salary, and competitive salary information. Mr. Lyons’ base salary for 2001 was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. Mr. Lyons has annual and long-term strategic and operational goals established by the Board. In light of the Pfizer collaboration agreement entered into during 2002 and the advancement of clinical trials, Mr. Lyons earned a $200,000 bonus for 2002. As with other executive officers, Mr. Lyons’ total compensation was based on the Company’s accomplishments and the Chief Executive Officer’s contribution thereto.

Section 162(m)

     The Board has considered the potential future effects of Section 162(m) of the Code on the compensation paid to the Company’s executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

     In approving the amount and form of compensation for the Company’s executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

Respectfully submitted by: COMPENSATION COMMITTEE Richard F. Pops Joseph A. Mollica, Ph.D. Stephen A. Sherwin, M.D.

Compensation Committee Interlocks and Insider Participation

     As of December 31, 2002, the Compensation Committee consisted of Richard F. Pops, Joseph A. Mollica, Ph.D. and Stephen A. Sherwin, M.D. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s Board of Directors or compensation committee.

EXECUTIVE OFFICERS

Who are the executive officers of the Company?

As of the Record Date, the executive officers of the Company were as follows:

Name	Age	Position

Gary A. Lyons	52	President, Chief Executive Officer and Director

Paul W. Hawran	51	Executive Vice President and Chief Financial
		Officer

Henry Y. Pan, M.B.B.S., Ph.D., F.A.C.C	56	Executive Vice President, Clinical Development and
		Chief Medical Officer

D. Bruce Campbell, Ph.D	58	Senior Vice President, International Development

Margaret E. Valeur-Jensen, J.D., Ph.D	46	Senior Vice President, General Counsel and
		Corporate Secretary

See Proposal One above for biographical information concerning Gary A. Lyons.

     Paul W. Hawran became Executive Vice President and Chief Financial Officer of the Company in January 2001 after having served as Senior Vice President and Chief Financial Officer of the Company since February 1996 and Vice President and Chief Financial Officer from 1993 to 1996. In this capacity, Mr. Hawran directs strategic planning, finance, investor relations, human resources, information technologies and operations. Mr. Hawran was employed by SmithKline Beecham Corporation from July 1984 to May 1993, most recently as Vice President and Treasurer. Prior to joining SmithKline in 1984, Mr. Hawran held various financial positions at Warner Communications (now Time Warner) where he was involved in corporate finance, financial planning and domestic and international budgeting and forecasting. Mr. Hawran received a B.S. in finance from St. John’s University and an M.S. in taxation from Seton Hall University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, California and Pennsylvania Institute of Certified Public Accountants and the Financial Executives Institute.

     Henry Y. Pan M.B.B.S., Ph.D., F.A.C.C. became Executive Vice President of Clinical Development and Chief Medical Officer of the Company in October 2001. In this capacity, Dr. Pan is responsible for scientific and administrative leadership and management of the Company’s clinical research and development initiatives. Prior to joining the Company, Dr. Pan was the Managing Director of VennWorks LLC from 2000 to 2001, an operating company that creates, builds, and operates companies in different technology areas. Prior to joining VennWorks, he was the co-founder, President, CEO and Managing Partner of Pharmacologics LLC from 1999 to 2000. From 1997 to 1999, he was President and CEO of the Pharmaceutical Services division of MDS Inc., an integrated contract research organization. He served as Executive Vice President, Drug Development and Medical Affairs at DuPont Merck Pharmaceutical Company from 1992 to 1997. Dr. Pan was at Bristol-Myers Squibb from 1985 to 1992, most recently as Vice President of Clinical Research and Development. Dr. Pan received his B.S. in Genetics from McGill University in 1969, M.S. in Toxicology in 1973, and Ph.D. in Pharmacology in 1974 from the University of Hawaii, and M.B.B.S. from the University of Hong Kong in 1979. He completed his fellowship training in Clinical Pharmacology in 1985 at Stanford University and is a fellow of the American College of Cardiology, the American College of Clinical Pharmacology, the American Heart Association, the Institute of Biological and Clinical Investigation, and the Academy of Medicine of New Jersey.

     D. Bruce Campbell, Ph.D. became Senior Vice President, International Development of the Company in January 2003 after having served as Senior Vice President of Development of the Company since January 2001. He joined the Company as Vice President, Development in February 1998. In his current capacity, he is responsible for directing the Company’s selection and advancement of drug candidates from research into clinical development. He joined the Company after 27 years at Servier United Kingdom, a subsidiary of an international pharmaceutical company based in France, where he served as Research and Development Director from 1972 to 1991 and Director of International Scientific Affairs from 1991 to 1997 and was involved in the development and registration of a wide range of drugs and vaccines. Dr. Campbell is a past Chairman and Board Member of the Drug Information Association (DIA) in Europe and member of the ICH/EFPIA Safety Working Party and is a visiting Professor in Pharmacology at Guys and Kings College London. He is recognized as one of the experts on the regulatory aspects of kinetics and toxicology in new drug development and has written standard texts on the subject. Dr. Campbell is also in the editorial board of international journals and a member of many scientific societies and has published over 100 papers. He is a Fellow of the Royal Society of Chemistry and received his Ph.D. in biochemistry from Guys Hospital Medical School, London University.

     Margaret Valeur-Jensen, J.D., Ph.D. became Senior Vice President, General Counsel and Corporate Secretary of the Company in January 2000 after having joined the Company as Vice President, General Counsel and Secretary in October 1998. She is responsible for all corporate and patent law practices at the Company, serves as Corporate Secretary and is a member of the senior management committee. From 1995 to 1998, she served as Associate General Counsel, Licensing and Business Law of Amgen. From 1991 to 1995,

she served first as Corporate Counsel and later as Senior Counsel, Licensing for Amgen. Prior to joining Amgen, she practiced law at Davis, Polk & Wardell, a leading corporate law firm. She earned a J.D. degree from Stanford University, a Ph.D. in biochemistry and molecular biology from Syracuse University, and was a Post-Doctoral Fellow at Massachusetts General Hospital and Harvard Medical School.

How are the executive officers compensated?

     Summary Compensation Table. The following table sets forth the compensation paid by the Company for each of the three fiscal years in the period ended December 31, 2002 to the Chief Executive Officer and each of the other executive officers of the Company as of December 31, 2002 (the “Named Executive Officers”):

Name and Principal Position	Year	Annual Compensation				Long-term Compensation Awards

		Salary ($)(1)		Bonus ($)(1)	Other Annual Compensation ($)	Stock Awards (#)(12)	Securities Underlying Options (#)	All Other Compensation ($)

Gary A. Lyons	2002	437,000	(2)	200,000	—	3,500	125,000	—
President and	2001	405,000	(2)	200,000	—	—	100,000	—
Chief Executive Officer	2000	385,000	(2)	115,000	—	—	90,000	50,694	(3)

Paul W. Hawran	2002	284,000	(4)	100,000	—	1,000	40,000	—
Executive Vice President and	2001	273,000	(4)	100,000	—	—	—	—
Chief Financial Officer	2000	260,000	(4)	55,000	—	—	200,000	67,548	(5)

Henry Y. Pan, M.B.B.S., Ph.D., F.A.C.C	2002	315,000	(6)	91,000	—	500	—	271,129	(7)
Executive Vice President,	2001	65,625	(6)	15,000	—	—	200,000	8,488	(7)
Clinical Development and
Chief Medical Officer

D. Bruce Campbell, Ph.D	2002	278,000	(8)	100,000	—	1,000	40,000	7,454	(9)
Senior Vice President, International	2001	265,000	(8)	100,000	—	—	40,000	9,167	(9)
Development	2000	240,000	(8)	80,000	—	—	40,000	2,472	(9)

Margaret E. Valeur-Jensen, J.D., Ph.D	2002	259,000	(10)	100,000	—	1,500	35,000	—
Senior Vice President, General	2001	247,000	(10)	85,000	—	—	35,000	—
Counsel and Secretary	2000	235,000	(10)	48,000	—	—	40,000	19,997	(11)

(1)	Salary and bonus figures are amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).
(2)	Represents amounts actually paid to Mr. Lyons for the corresponding fiscal years. Starting on January 1, 2003, Mr. Lyons’ annualized salary became $475,000.
(3)	The total for 2000 represents forgiveness of one-third of the loan made by the Company to Mr. Lyons pursuant to his employment agreement dated March 1, 1997.
(4)	Represents amounts actually paid to Mr. Hawran for the corresponding fiscal years. Starting on January 1, 2003, Mr. Hawran’s annualized salary became $298,000.
(5)	The total for 2000 represents forgiveness of one-third of the loan made by the Company to Mr. Hawran of Mr. Hawran’s loan pursuant to his employment agreement dated March 1, 1997.
(6)	Represents amounts actually paid to Dr. Pan for the corresponding fiscal years. Starting on January 1, 2003, Dr. Pan’s annualized salary became $330,000.
(7)	Represents payments made to Henry Y. Pan by the Company in 2002, for moving ($183,478), personal travel ($3,461), and forgiveness of a loan ($84,190), and during 2001 for moving ($6,180) and personal travel ($2,308), in connection with relocating to San Diego, California pursuant to his employment agreement dated October 17, 2001.

(8)	Represents amounts actually paid to Dr. Campbell for the corresponding fiscal years. Starting on January 1, 2003, Dr. Campbell’s annualized salary became $292,000.
(9)	Represents imputed interest on a loan made by the Company to Dr. Campbell pursuant to his employment agreement dated May 24, 2000 ($3,590) and personal travel expenses ($3,864) paid on his behalf in 2002. In 2001, represents imputed interest on a loan made by the Company to Dr. Campbell ($3,554) and personal travel expenses ($5,613) paid on behalf of Dr. Campbell. In 2000, personal travel expenses paid on behalf of Dr. Campbell ($2,472).

(10)	Represents amounts actually paid to Ms. Valeur-Jensen for the corresponding fiscal years. Starting on January 1, 2003, her annualized salary was increased to $272,000.
(11)	Represents payments by the Company in 2000 for taxes associated with relocation reimbursements paid to Ms. Valeur-Jensen in connection with selling her prior residence and relocating to San Diego, California.

(12)	Represents stock bonus awards that are subject to stockholder approval of Proposal Three (2003 Incentive Stock Plan). The above individuals will be granted stock bonus awards of the Company’s common stock on the date of approval of Proposal Three. See 2003 Incentive Stock Plan table in Proposal Three for additional information.

     Option Grants in Last Fiscal Year. The following table sets forth certain information concerning grants of options made during the year ended December 31, 2002 by the Company to each of the Named Executive Officers:

Name	Number of Shares Underlying Options Granted #(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term(2)

					5%	10%

Gary A. Lyons	125,000	9.1%	$36.79	02/07/12	$2,892,129	$7,329,223
Paul W. Hawran	40,000	2.9	36.79	02/07/12	925,481	2,345,351
Henry Y. Pan, M.B.B.S., Ph.D.,
F.A.C.C	—	—	—	—	—	—
D. Bruce Campbell, Ph.D.	40,000	2.9	36.79	02/07/12	925,481	2,345,351
Margaret E. Valeur-Jensen, J.D., Ph.D.	35,000	2.5	36.79	02/07/12	809,796	2,052,182

(1)	The options granted in 2002 to the officers listed above become exercisable as to 1/48th of the option shares each month following the vesting start date, with full vesting occurring on the fourth anniversary of the vesting start date. All options listed above were granted at an exercise price equal to the fair market value of the Company’s common stock as determined by the Board of Directors on the date of grant.

(2)	Potential realizable value is based on the assumption that the common stock of the Company appreciates at the annual rate shown (compounded annually) from the date of the grant until the expiration of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth.

14

     Aggregate Stock Options in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth certain information regarding the stock options held at December 31, 2002 and stock options exercised during fiscal 2002 by each of the Named Executive Officers. The Company has not granted any stock appreciation rights. As of the Record Date, certain options were held by limited liability companies formed by the Named Executive Officers for estate tax planning purposes.

Name	Shares Acquired On Exercise (#)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at the Fiscal Year-End		Value of Unexercised In-the-Money Options at the Fiscal Year-End ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Gary A. Lyons	75,000	$2,973,750	191,023	110,969	$6,930,020	$1,125,942
Lyons Family LLC	—	—	125,816	75,702	1,997,153	846,266
Paul W. Hawran	—	—	18,722	40,193	440,516	460,207
Hawran Family LLC	—	—	230,551	131,871	7,704,345	2,857,032
Henry Y. Pan, M.B.B.S., Ph.D.,
F.A.C.C	—	—	62,522	137,478	975,968	2,146,032
D. Bruce Campbell, Ph.D	—	—	211,976	68,024	6,718,777	498,998
Margaret E. Valeur-Jensen,
J.D., Ph.D	—	—	52,799	59,482	675,723	650,030
Valeur-Jensen Family LLC	—	—	67,060	—	2,722,468	—

(1)	“In-the-money” options are those for which the fair market value of the underlying securities exceeds the exercise or base price of the option. These columns are based upon the closing price of $45.66 per share on December 31, 2002, minus the per share exercise price, multiplied by the number of shares underlying the option.

(2)	“Value Realized” is an estimated value based on the excess of the closing prices as reported on the Nasdaq National Market on the date of exercise, less the exercise price of the option, multiplied by the number of shares as to which the option is exercised.

Deferred Compensation Plan

     Under the terms of the Deferred Compensation Plan, each eligible participant may elect to defer all or a portion of cash compensation received for services to the Company. Elections must be made by January 1 of each year and are irrevocable once made. Upon receipt of an eligible participant’s deferral election, the Company maintains a deferred compensation investment account on behalf of such participant. Funds so invested are paid to participants upon death or 15 days following the end of the month in which the participant’s services to the Company are terminated. Funds may also be withdrawn for hardship under some circumstances.

Do the executive officers have employment contracts?

     Gary A. Lyons has an employment contract that provides that: (i) Mr. Lyons serve as the Company’s President and Chief Executive Officer for a term of three years commencing on May 24, 2000 at an initial annual salary of $385,000, subject to annual adjustment by the Board of Directors (Mr. Lyons’ base salary for 2003 was set at $475,000); (ii) the agreement will automatically renew for three-year periods thereafter unless the Company or Mr. Lyons gives 90 days notice of termination; to date, neither party has given notice of cancellation, and the contract has been automatically extended until 2006; (iii) Mr. Lyons is eligible for a discretionary annual bonus as determined by the Board of Directors, based upon achieving certain performance criteria; (iv) each year starting in 2000 and continuing for the term of the agreement, Mr. Lyons will be eligible to receive stock option awards with the number of shares and exercise price as shall be determined by the Board of Directors; and (v) Mr. Lyons is entitled to continue to receive his salary, health, welfare and retirement benefits for 12 months as well as a lump sum payment in an amount equal to a pro rata share of his annual bonus based on the number of completed months of employment in the fiscal year plus an additional 12 months and 12 months of continued vesting of outstanding stock options in the event that the Company terminates his employment without cause, or materially reduces the power and duties of his employment without cause, which will be deemed to be a termination. In the event of a change in control of the Company, Mr. Lyons would receive the same benefits package as a termination without cause, with the exception that the vesting for all outstanding options would be accelerated and immediately exercisable in full.

     Paul W. Hawran has an employment contract that provides that: (i) Mr. Hawran serve as the Company’s Executive Vice President and Chief Financial Officer for a term of three years commencing on May 24, 2000 at an initial annual salary of $260,000, subject to annual adjustment by the Board of Directors (Mr. Hawran’s base salary for 2003 was set at $298,000), (ii) the agreement will automatically renew for three-year periods thereafter unless the Company or Mr. Hawran gives 90 days notice of termination: to date, neither party has given notice of cancellation, and the contract has been automatically extended until 2006, (iii) Mr. Hawran is eligible for a discretionary annual bonus as determined by the Board of Directors based upon achieving certain performance criteria, and (iv) Mr. Hawran is entitled to continue to receive his salary, health, welfare and retirement benefits for 12 months, a lump sum payment in an amount equal to a pro rata share of his annual bonus based on the number of completed months of employment in the fiscal year plus an additional 12 months and 12 months of continued vesting of outstanding stock options in the event that the Company terminates his employment without cause, or materially reduces the power and duties of his employment without cause, which will be deemed to be a termination. In the event of a change in control of the Company, Mr. Hawran would receive the same benefits package as a termination without cause, with the exception that the vesting for all outstanding options would be accelerated and immediately exercisable in full.

     Henry Pan, M.B.B.S., Ph.D., F.A.C.C. has an employment contract that provides that: (i) Dr. Pan serve as the Company’s Executive Vice President, Clinical Research and Chief Medical Officer for a term of three years commencing on October 17, 2001 at an initial annual salary of $315,000, subject to annual adjustment by the Board of Directors (Dr. Pan’s base salary for 2003 was set at $330,000); (ii) the agreement will automatically renew for three-year periods thereafter unless the Company or Dr. Pan gives 90 days notice of termination, (iii) Dr. Pan is eligible for a discretionary annual bonus as determined by the Board of Directors, based upon achieving certain performance criteria; (iv) the Company has agreed to provide to Dr. Pan a home loan of up to $400,000 repayable in full upon the first to occur of (a) the four year anniversary of the loan, (b) termination of the employment agreement, (c) the sale by Dr. Pan of any security of the Company, or (d) refinancing or sale of the San Diego home. The loan will bear interest at a rate of five percent per annum payable annually in arrears and will be secured with a second mortgage deed on the San Diego home. For so long as the loan remains outstanding, 12.5% of the outstanding principal amount of the loan will be forgiven on each of the first four anniversaries of the date of the loan for a total forgiveness of 50%; (v) Dr. Pan is entitled to continue to receive his salary, health, welfare and retirement benefits for nine months, a lump sum payment in an amount equal to a pro rata share of his annual bonus based on the number of completed months of employment in the fiscal year plus an additional nine months and nine months of continued vesting of outstanding stock options in the event that the Company terminates his employment without cause, or materially reduces the power and duties of his employment without cause, which will be deemed to be a termination; and (vi) Dr. Pan was eligible to purchase 7,500 shares of Company Common Stock (“Signing Shares”) as of October 17, 2001. Dr. Pan purchased the Signing Shares by providing to the Company a note in the amount of $277,725, representing the market value of the Signing Shares (the “Note”). The Note bears interest payable by Dr. Pan annually in arrears. The principal amount of the Note will be forgiven in four equal installments on each of the first four anniversaries of the effective date, provided there has been no termination of this agreement. Upon forgiveness of each installment of the principal of the Note, the Signing Shares relating thereto shall be deemed paid for in full and will be delivered to Dr. Pan free of restrictions. In the event the employment agreement is terminated prior to the fourth anniversary of the effective date, the Company may repurchase the Signing Shares for the then outstanding principal amount of the Note. In the event of a change in control of the Company, Dr. Pan would receive the same benefits package as a termination without cause described above in clause (v), with the exception that the vesting for all outstanding options would be accelerated and immediately exercisable in full.

     D. Bruce Campbell, Ph.D. has an employment contract that provides that: (i) Dr. Campbell serve as the Company’s Vice President, International Development for a term of three years commencing on May 24, 2000 at an initial annual salary of $240,000, subject to annual adjustment by the Board of Directors (Dr.

Campbell’s base salary for 2003 was set at $292,000); (ii) the agreement will automatically renew for three-year periods thereafter unless the Company or Dr. Campbell gives 90 days notice of termination; to date, neither party has given notice of cancellation, and the contract has been automatically extended until 2006, (iii) Dr. Campbell is eligible for a discretionary annual bonus as determined by the Board of Directors, based upon achieving certain performance criteria; (iv) in connection with the purchase of a home in the San Diego area, the Company extended an initial loan of $250,000, which was reduced through repayment to $75,000, bearing annual interest of 1%, which loan may be eligible for forgiveness upon completion of four full years of continuous employment with the Company; (v) under certain conditions, upon termination, Dr. Campbell may be eligible to receive reimbursement costs associated with relocation back to the United Kingdom including selling costs of up to 6% of his San Diego home and up to $10,000 in moving expenses; and (vi) Dr. Campbell is entitled to continue to receive his salary, health, welfare and retirement benefits for nine months, a lump sum payment in an amount equal to a pro rata share of his annual bonus based on the number of completed months of employment in the fiscal year plus an additional nine months and nine months of continued vesting of outstanding stock options in the event that the Company terminates his employment without cause, or materially reduces the power and duties of his employment without cause, which will be deemed to be a termination. In the event of a change in control of the Company, Dr. Campbell would receive the same benefits package as a termination without cause, with the exception that the vesting for all outstanding options would be accelerated and immediately exercisable in full.

     Margaret E. Valeur-Jensen, J.D., Ph.D., has an employment contract that provides that: (i) Ms. Valeur-Jensen serve as the Company’s Senior Vice President, General Counsel and Corporate Secretary for a term of three years commencing on May 24, 2000 at an initial annual salary of $235,000, subject to annual adjustment by the Board of Directors (her base salary for 2003 was set at $272,000); (ii) the agreement will automatically renew for three-year periods thereafter unless the Company or Ms. Valeur-Jensen gives 90 days notice of termination; to date, neither party has given notice of cancellation, and the contract has been automatically extended until 2006; (iii) Ms. Valeur-Jensen is eligible for a discretionary annual bonus as determined by the Board of Directors, based upon achieving certain performance criteria; and (iv) Ms. Valeur-Jensen is entitled to continue to receive her salary, health, welfare and retirement benefits for nine months, a lump sum payment in an amount equal to a pro rata share of her annual bonus based on the number of completed months of employment in the fiscal year plus an additional nine months and nine months of continued vesting of outstanding stock options in the event that the Company terminates her employment without cause, or materially reduces the power and duties of her employment without cause, which will be deemed to be a termination. In the event of a change in control of the Company, Ms. Valeur-Jensen would receive the same benefits package as a termination without cause, with the exception that the vesting for all outstanding options would be accelerated and immediately exercisable in full.

Additional Information

     Officers of the Company serve at the discretion of the Board of Directors. There are no family relationships among any of the directors, executive officers or key employees. No executive officer, key employee, promoter or control person of the Company has, in the last five years, been subject to bankruptcy proceedings, criminal proceedings or legal proceedings related to the violation of state or federal commodities or securities laws.

Certain Relationships and Related Transactions

     The Company has a consulting agreement with Wylie W. Vale, Ph.D. pursuant to which Dr. Vale spends a significant amount of time performing services for the Company, including attendance at meetings of the Company’s Scientific Advisory Board, and is prohibited from providing consulting services to or participating in the formation of any company in Neurocrine’s field of interest or that may be competitive with Neurocrine. Dr. Vale’s agreement is for a one-year term that commenced in August 2002 and provides for an annual consulting fee of $100,000 in exchange for his consulting services to the Company. This agreement allows annual renewals at the options of both parties. In addition, during 2002, the Company paid $90,413 to the Salk Institute, where Dr. Vale is a professor and head of the Clayton Foundation Laboratories for Peptide Biology, for license fees and patent expenses related to our corticotropin-releasing factor programs.

     In November 1999, the Company signed a three-year consulting agreement with Stephen A. Sherwin, M.D. Under the terms of the agreement, Dr. Sherwin is consulting on the Company’s regulatory strategy, planning and implementation. He is also a member of the Company’s Clinical Advisory Board and will advise on all clinical and preclinical programs. In exchange for his services, Dr. Sherwin was granted an option to purchase 15,000 shares of the Company’s common stock. This option will vest over a three-year term based on continued services. The agreement terminated in November 2002.

     The Company has a consulting agreement with Lawrence Steinman, M.D. pursuant to which Dr. Steinman spends a significant amount of time performing services for the Company, including attendance at meetings of the Company’s Scientific Advisory Board, and is prohibited from providing consulting services to or participating in the formation of any company in Neurocrine’s field of interest or that may be competitive with Neurocrine. Dr. Steinman’s agreement is for a five-year term that commenced in February 1996 and will automatically renew for successive two-year terms unless terminated by either party with 180-days advance written notice. To date, neither party has given notice of cancellation. This agreement provides for an annual consulting fee of $85,000 in exchange for his consulting services to the Company. In addition, during 2002, the Company paid $127,390 to Stanford University, where Dr. Steinman is a Professor of Neurology, in license fees and laboratory work related to our studies of Hypocretin and Multiple Sclerosis.

     During 2002, the Company paid Accelrys, Inc., a subsidiary of Pharmacopeia, Inc., of which Joseph A. Mollica, Ph.D. is the Chairman of the Board, President and Chief Executive Officer, a total of $206,933 in fees for maintenance on previously purchased molecular modeling and simulation, bioinformatics, and cheminformatics software applications. This payment represented less than .2% of the total revenue of Pharmacopeia, Inc. for the year ended December 31, 2002.

     In October 2001, the Company loaned Henry Y. Pan, M.B.B.S., Ph.D., F.A.C.C., Executive Vice President, Clinical Development of the Company and Chief Medical Officer, $277,725 in connection with his employment agreement to purchase 7,500 shares of common stock (the “Signing Shares”). The principal balance of the loan bears interest at a rate of 5% per annum. Principal will be forgiven in four equal installments on each of the first four (4) anniversaries of the Effective Date provided there has been no termination of this Agreement. Upon forgiveness of each installment of the principal of the loan, the Signing Shares relating thereto shall be deemed paid for in full and will be delivered to Dr. Pan free of restrictions. In the event this Agreement shall be terminated prior to the fourth anniversary of the Effective Date, the Company may repurchase the Signing Shares for the then outstanding principal of the loan. As of December 31, 2002, $208,294 remained outstanding on the loan. The parties have agreed that the remaining principal balance will be forgiven under certain circumstances.

     In May 2002, the Company loaned Henry Y. Pan, M.B.B.S., Ph.D., F.A.C.C., $400,000 in connection with his employment agreement, to purchase a home in San Diego. The loan is repayable in full upon the first to occur of (a) the four year anniversary of the loan, (b) termination of his employment agreement, (c) his sale of any security of the Company, or (d) refinancing or sale of the San Diego home. The loan bears interest at a rate of five percent per annum payable annually in arrears and is secured with a second mortgage deed on the San Diego home. For so long as the loan remains outstanding, twelve and one-half percent (12.5%) of the outstanding principal amount of the loan will be forgiven on each of the first four anniversaries of the date of the loan for a total forgiveness of fifty percent (50%). At December 31, 2002, $400,000 remained outstanding on the loan.

     In February 1998, the Company loaned D. Bruce Campbell, Ph.D., Senior Vice President, International Development of the Company, $250,000 in connection with certain housing and relocation expenses. The principal balance of the loan bears interest at a rate of 1% per annum, and principal and interest will be payable upon the first to occur of (i) at the time of relocation back to the United Kingdom, Dr. Campbell has accepted employment with another company or it is Dr. Campbell’s intention to do so within a period of six months, (ii) Dr. Campbell has not completed four full years of employment at the Company, (iii) termination of Dr. Campbell’s employment with the Company is for cause, or (iv) the exercise, pledge or sale of all or part of the stock options granted by Company to Dr. Campbell. As of December 31, 2002, $76,962 remained outstanding on the loan. The parties have agreed that the remaining balance will be forgiven under certain circumstances.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following is a line graph comparing the cumulative total return to stockholders over the last five years of the Company’s common stock from December 31, 1997 through December 31, 2002 to the cumulative total return over such period of (i) The Nasdaq Stock Market (U.S. Companies) Index and (ii) the Nasdaq Biotech Index. The performance shown is not necessarily indicative of future price performance.

*$100 INVESTED ON 12/31/97 IN STOCK OR INDEX – INCLUDING REINVESTMENT OF DIVIDENDS AT FISCAL
YEARS ENDING DECEMBER 31.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

General

     The Board of Directors has selected Ernst & Young LLP (“Ernst & Young”) to audit the financial statements of the Company for the current fiscal year ending December 31, 2003. Ernst & Young has audited the Company’s financial statements since 1992. Representatives of Ernst & Young are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     Stockholders are not required to ratify the selection of Ernst & Young as the Company’s independent accountants. However, the Board of Directors is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to approve and ratify the Board’s selection of Ernst & Young. The Board of Directors recommends voting “FOR” approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

PROPOSAL THREE: APPROVAL OF THE 2003 INCENTIVE STOCK PLAN

General

     The Company’s stockholders are being asked to approve the adoption of the 2003 Incentive Stock Plan of Neurocrine Biosciences, Inc. (the “2003 Plan”), pursuant to which 1,100,000 shares of Common Stock will be available for issuance. The adoption of the 2003 Plan will allow the Company to provide its employees, consultants and Directors with a proprietary interest in the company pursuant to awards granted under the 2003 Plan. If this Proposal is approved by stockholders at the Annual Meeting, no further awards will be granted under the Company’s 2001 Stock Option Plan and 1996 Director Stock Option Plan.

     The 2003 Plan was adopted by the Board of Directors on March 11, 2003, subject to stockholder approval. The 2003 Plan that is the subject of this proposal is attached to this proxy statement as Appendix B.

     The 2003 Plan authorizes the grant to our employees of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2003 Plan also authorizes the grant of nonstatutory stock options, restricted stock awards and stock bonus awards to our employees, Directors and consultants. The 2003 Plan also provides that certain nonstatutory stock options will be automatically granted to non-employee Directors and the Chairman of the Board of Directors of the Company, as described below. As of the Record Date, there were approximately 280 employees and Directors eligible to receive grants under the 2003 Plan.

Vote Required

     At the Annual Meeting, the stockholders are being asked to approve the 2003 Plan. The affirmative vote of the holders of a majority of the shares casting their votes at the Annual Meeting will be required to approve the 2003 Plan. The Board of Directors recommends voting “FOR” the approval of the 2003 Plan.

Summary of the 2003 Incentive Stock Plan

     The essential features of the 2003 Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified by reference to, all provisions of the 2003 Plan.

     General. The purpose of the 2003 Plan is to enable the Company to attract and retain the best available personnel, to provide additional incentives to the employees, Directors and consultants of the Company and to promote the success of the Company’s business.

     Administration. The 2003 Plan may generally be administered by the Board of Directors or a committee appointed by the Board (the Board or any such committee, the “Administrator”). The 2003 Plan may be administered by different committees with respect to different groups of employees and consultants. The Administrator may make any determinations deemed necessary or advisable for the 2003 Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders.

     Eligibility. Nonstatutory stock options, restricted stock awards and stock bonus awards may be granted under the 2003 Plan to employees, Directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, Directors and consultants to whom awards may be granted, the time or times at which such awards shall be granted, and the number of shares subject to each such grant. The 2003 Plan also provides that certain nonstatutory stock options will be automatically granted to non-employee Directors and the Chairman of the Board of Directors of the Company, as described below.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with awards granted to such persons, the 2003 Plan provides that no employee may be granted, in any fiscal year of the Company, awards covering more than 250,000 shares of common stock. Notwithstanding this limit, however, in connection with an employee’s initial employment, he or she may be granted awards covering up to an additional 250,000 shares of common stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. In the case of an incentive stock option granted to an optionee who owns more than 10% of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made to the extent permitted under applicable laws by cash, check, promissory note, other shares of common stock of the Company (with some restrictions), cashless exercise, any other form of consideration permitted by applicable law, or any combination thereof.

     Term of Option. The term of options granted under the 2003 Plan may be no more than 10 years from the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 2003 Plan expire on the earlier of (1) the date set forth in his or her notice of grant (which date may not be more than three months after the date of such termination in the case of an incentive stock option or six months after the date of such termination in the case of a nonstatutory stock option), or (2) the expiration date of such option. To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates. Nonstatutory stock options granted to Directors pursuant to the automatic grant provisions of the 2003 Plan will expire on the earlier of (1) three months after the date of termination of the Director’s service relationship for any reason (other than death or disability) or (2) the expiration date of such option.

     Disability. If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the 2003 Plan expire on the earlier of (1) six months from the date of such termination (or such longer period of time not exceeding 12 months as determined by the Administrator) or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Nonstatutory stock options granted to Directors pursuant to the automatic grant provisions of the 2003 Plan will expire on the earlier of (1) 12 months after the date of termination of the Director’s service relationship as a result of disability or (2) the expiration date of such option.

     Death. In the event of an optionee’s death: (1) during the optionee’s employment or consulting relationship with the Company, the option may be exercised, at any time within six months of the date of death (or such longer period of time as determined by the Administrator, but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee’s right to exercise the option would have accrued if he or she had remained an employee or consultant of the Company six months after the date of death; or (2) within 30 days (or such other period of time not exceeding three months as determined by the Administrator) after the optionee’s employment or consulting relationship with the Company terminates, the option may be exercised at any time within six months (or such other period of time as determined by the Administrator at the time of grant of the option) following the date of death (but in no event later than the expiration date of the option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent of the optionee’s right to exercise the option at the date of termination. In the event of a Director’s death while serving on the Board or within 30 days after such Director’s service with the Company terminates, nonstatutory stock options granted to such Director pursuant to the automatic grant provisions of the 2003 Plan will expire on the earlier of (1) 12 months after the date of the Director’s death or (2) the expiration date of such option.

     Retirement. The 2003 Plan provides that upon the retirement of any Company employee at age 55 or greater following five or more years of service to the Company, all stock options held by such employee will vest and be exercisable for a term of three years from the date of retirement.

     Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Administrator.

     Automatic Director Grants. Options granted to non-employee Directors are “nonstatutory stock options” to purchase shares of common stock under the 2003 Plan. Any new non-employee Director will be granted an option to purchase 20,000 shares of Common Stock on the date of his or her initial election or appointment to the Board of Directors (a “First Option”). In addition, each non-employee Director and the Chairman of the Board of Directors will be automatically granted an annual option (a “Subsequent Option”) to purchase, in the case of a non-employee Director, 12,000 shares, and in the case of the Chairman of the Board of Directors, 15,000 shares, each on the date of each annual meeting of the stockholders of the Company, if on such date, he or she has served on the Board of Directors for at least six months.

     The exercise price of the options automatically granted to Directors will be equal to 100% of the fair market value of a share of common stock on the date of grant. First Options and Subsequent Options shall become exercisable in cumulative monthly installments of 1/36 of the shares subject to such option on each of the monthly anniversaries of the date of grant of the option, commencing with the first such monthly anniversary, such that each such option shall be 100% vested on the third anniversary of its date of grant. No portion of an option automatically granted to a Director will be exercisable after the 10th anniversary after the date of option grant. Additionally, an option automatically granted to a Director will be exercisable after the termination of the Director’s services as described above.

     Restricted Stock Awards. A restricted stock award gives the purchaser a period of no longer than six months from the date of grant to purchase common stock. The Administrator shall establish the purchase price, if any, and form of payment for each restricted stock award, which purchase price shall be no less than 100% of the fair market value per share on the date of grant; provided that the purchase price per share for a restricted stock award may be reduced on a dollar-for-dollar basis to the extent the restricted stock award is granted to the purchaser in lieu of cash compensation otherwise payable to the purchaser. In all cases, legal consideration shall be required for each issuance of a restricted stock awards. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator.

     Stock Bonus Awards. The Administrator may grant a stock bonus award to an employee, Director or consultant which gives the recipient the right to purchase or receive a certain number of shares of common stock. The Administrator shall establish the purchase price and form of payment for each stock bonus award, which purchase price shall be no less than 100% of the fair market value per share on the date of grant; provided that the purchase price per share for a stock bonus award may be reduced on a dollar-for-dollar basis to the extent the stock bonus award is granted to the purchaser in lieu of cash compensation otherwise payable to the recipient. A stock bonus award is accepted by the execution of a stock bonus agreement between the Company and the recipient, accompanied by the payment of the purchase price for the shares, if any. Unless the Administrator determines otherwise, the stock bonus agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the recipient’s employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator.

     Awards Not Transferable. Awards may not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, or with respect to awards other than incentive stock options, with the Administrator’s consent, and may be exercised, during the lifetime of the holder, only by the holder or such transferees as have been transferred an award with the Administrator’s consent. If the Administrator makes an award transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

     Adjustments Upon Changes in Capitalization. In the event that any dividend, distribution, stock split, reverse stock split, stock dividend, combination, reclassification, reorganization, merger, consolidation, split-up, repurchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, exchange of common stock or other securities of the Company or other similar corporate transaction or event, in the Administrator’s discretion, affects the common stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2003 Plan or with respect to awards granted under the 2003 Plan, appropriate adjustments shall be made in the number and kind of shares of stock (or other securities or property) subject to the 2003 Plan, the number and kind of shares of stock (or other securities or property) subject to any award outstanding under the 2003 Plan, and the exercise or purchase price of any such award.

     In the event of a liquidation or dissolution, any unexercised awards will terminate. The Administrator shall notify the award holders 15 days prior to the consummation of the liquidation or dissolution.

     In the event of a merger, sale or all or substantially all of the assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than 50% of the voting securities of the Company, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e. become exercisable immediately in full) in any of the following events: (1) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, in which case the Administrator shall notify the award holders and the awards shall be fully vested and exercisable for 15 days following such notice, and all unexercised awards at the end of such period shall terminate, (2) if the employment of the optionee is involuntarily terminated without cause within one year following the date of closing of the merger or acquisition, or (3) if the merger or acquisition is not approved by the members of the Board of Directors in office prior to the commencement of such merger or acquisition.

     Amendment and Termination of the 2003 Plan. The 2003 Plan will continue in effect until terminated by the Board; provided that no incentive stock option may be granted under the 2003 Plan after May 22, 2013. The Board may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations. No action by the Board or stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, Director or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Restricted Stock Awards; Stock Bonuses. For federal income tax purposes, if an individual is granted a restricted stock award or a stock bonus, the recipient generally will recognize taxable ordinary income equal to the excess of the common stock’s fair market value over the purchase price, if any. However, to the extent the common stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the common stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the common stock. Such gain or loss will be long-term or short-term depending on how long the common stock was held. Slightly different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the 2003 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which awards may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of “outside Directors”; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

     Restricted stock awards and stock bonus awards qualify as performance-based compensation under the Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of “outside Directors”; (2) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (4) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

     The 2003 Plan has been designed to permit the compensation committee to grant stock options, restricted stock awards and stock bonus awards which will qualify as “performance-based compensation.”

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock awards or stock bonus awards and the Company with respect to the grant and exercise of awards under the 2003 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

New Plan Benefits

2003 Incentive Stock Plan

Name and Position	Number of Shares of Stock Bonus Award (#)		Dollar Value of Shares of Stock Bonus Award ($)		Number of Shares Subject to Options Granted (#)

Gary A. Lyons — President and Chief Executive Officer	3,500	(1)	145,810	(2)	N/A(4)
Paul W. Hawran — Executive Vice President and Chief
Financial Officer	1,000	(1)	41,660	(2)	N/A(4)
Henry Y. Pan, M.B.B.S., PhD., F.A.C.C. — Executive
Vice President, Clinical Development and Chief
Medical Officer	500	(1)	20,830	(2)	N/A(4)
D. Bruce Campbell, Ph.D. Senior Vice President,
Development	1,000	(1)	41,660	(2)	N/A(4)
Margaret E. Valeur-Jensen, J.D., Ph.D. Senior Vice
President, General Counsel and Corporate Secretary	1,500	(1)	62,490	(2)	N/A(4)
All Executive Officers as a Group	7,500	(1)	312,450	(2)	N/A(4)
Chairman of the Board of Directors	—		—		15,000(3)
All Non-Executive Directors as a Group	—		—		60,000(3)
All Non-Executive Officer Employees as a Group	—		—		N/A(4)

(1)	Subject to stockholder approval of the Proposal, pursuant to the terms of the 2003 Plan, the above individuals will be granted stock bonus awards of the Company’s common stock on the date of approval of Proposal Three. Such grants will be made in lieu of cash bonuses that would have been paid to these individuals.

(2)	Value based on the closing price of the Company’s common stock on April 1, 2003, of $41.66.
(3)	Subject to stockholder approval of this Proposal, pursuant to the terms of the 2003 Plan, (1) each non-employee Director automatically shall be granted, upon his or her initial election or appointment as a non-employee Director, an option to purchase 20,000 shares of common stock (a “First Option”); (2) each person who is serving as a non-employee Director on the day of each annual meeting of stockholders automatically shall be granted an option to purchase 12,000 shares of common stock, if on such date, he or she shall have served on the Board for at least six months (a “Subsequent Option”); and (3) the Chairman of the Board of Directors automatically shall be granted an option to purchase 3,000 additional shares, or 15,000 shares of common stock, on the day of each annual meeting of the stockholders of the Company, if on such date, he or she shall have served on the Board for at least six months. These grants are subject to the vesting provisions described above (See “Automatic Grants to Non-Employee Directors”). Currently the Company has six non-employee Directors, all of whom are eligible to receive Subsequent Options on the day of the Annual Meeting, assuming approval of this Proposal. The Chairman of the Board will also be eligible to receive an option grant as described above on the day of the Annual Meeting. The actual value realized upon exercise of an option will depend on the excess of the stock price over the exercise price on the date of exercise.

(4)	Only non-employee Directors of the Company are eligible to receive automatic grants under the 2003 Plan. All other grants under the 2003 Plan are within the discretion of the Board or its committee and the benefits of such grants are, therefore, not determinable.

Equity Compensation Plans

     The following table sets forth information regarding all of the Company’s equity compensation plans as of December 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of O utstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column a) (c)

Equity compensation plans approved by
security holders(1)	4,062,074	$21.77	76,013
Equity compensation plans not approved
by security holders (2)	813,111	36.49	318,312

Total	4,875,185	$24.23	394,325

(1)	In addition to the number of shares currently available for future issuance under the Company’s 1996 Director Option Plan, 1996 Employee Stock Purchase Plan, and the 1997 NNL Stock Incentive Plan, an additional 1,100,000 shares have been reserved for future issuance under the Company’s 2003 Incentive Stock Plan, subject to the approval of the Company’s stockholders at the Annual Meeting. If the 2003 Incentive Stock Plan is approved by the Company’s stockholders, no further awards will be granted under the Company’s 1996 Director Option Plan (which had 74,725 securities remaining available for future issuance as of December 31, 2002).

(2)	Consists of shares of common stock issuable under the Company’s 2001 Stock Option Plan. See the description below of the 2001 Stock Option Plan. If the 2003 Incentive Stock Plan is approved by the Company’s stockholders, no further awards will be granted under the Company’s 2001 Stock Option Plan (which had 318,312 securities remaining available for future issuance as of December 31, 2002).

26

Summary of the 2001 Stock Option Plan

     The essential features of the 2001 Stock Option Plan, as amended (“2001 Plan”), are summarized below. This summary does not purport to be complete and is subject to, and qualified by reference to, all provisions of the 2001 Plan.

     General. The purpose of the 2001 Plan is to attract and retain the best available personnel, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company’s business. Options and stock purchase rights may be granted under the 2001 Plan. Options granted under the 2001 Plan are to be nonstatutory stock options.

     Administration. The 2001 Plan may generally be administered by the Board of Directors or a Committee appointed by the Board (in either case, the “Administrator”). The Administrator may make any determinations deemed necessary or advisable for the 2001 Plan.

     Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 2001 Plan to employees and consultants (including officers and Directors) of the Company and any parent or subsidiary of the Company; provided that the aggregate number of shares issued or reserved for issuance pursuant to options granted to persons other than officers must exceed fifty percent (50%) of the total number of shares issued or reserved for issuance pursuant to options granted under the 2001 Plan. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a nonstatutory stock option shall be no less than the par value per share on the date of grant. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note bearing a market rate of interest, other shares of common stock of the Company (with some restrictions), cashless exercise, any other form of consideration permitted by applicable law, or any combination thereof.

     Term of Option. The term of options may be no more than 10 years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant (which date is typically six months after the date of such termination), or (ii) the expiration date of such option. To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

     Disability. If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the Plan expire on the earlier of (i) six months from the date of such termination (or such other period of time as determined by the Administrator) or (ii) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent the right to exercise would have accrued had the optionee remained an employee or consultant for a period of six months from the time of termination due to disability.

     Death. In the event of an optionee’s death: (i) during the optionee’s employment or consulting relationship with the Company, the option may be exercised, at any time within six months of the date of death (or at such later time as may be determined by the Administrator but in no event later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee’s right to exercise the option would have accrued if he or she had remained an employee or consultant of the Company six months after the date of death; or (ii) within 30 days (or such other period of time as determined by the Administrator) after the optionee’s employment or consulting relationship with the Company terminates, the option may be exercised at any time within six months (or such other period of time as determined by the Administrator) following the date of death (but in no event later than the expiration date of the option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent of the optionee’s right to exercise the option at the date of termination.

     Retirement. The Plan has provides that upon the retirement of any Company employee at age 55 or greater following five or more years of service to the Company, all stock options held by such employee will vest and be exercisable for a term of three years from the date of retirement.

     Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee’s lifetime only by the optionee.

     Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     Stock Purchase Rights. A stock purchase right gives the purchaser a period of no longer than six months from the date of grant to purchase common stock. The purchase price of common stock purchased pursuant to a stock purchase right is determined in the same manner as for nonstatutory stock options. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee’s lifetime only by the optionee.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator shall notify the optionee 15 days prior to the consummation of the liquidation or dissolution. To the extent it has not been previously exercised, the option or stock purchase right shall terminate immediately prior to the consummation of such proposed action.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding option or stock purchase right shall accelerate (i.e. become exercisable immediately in full) in any of the following events: (1) if the successor corporation refuses to assume the option or stock purchase rights, or to substitute substantially equivalent options or rights, (2) if the employment of the optionee is involuntarily terminated without cause within one year following the date of closing of the merger or acquisition, or (3) if the merger or acquisition is not approved by the members of the board of Directors in office prior to the commencement of such merger or acquisition.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Plan requires stockholder approval for any amendment to the Plan to the extent necessary to comply with applicable laws, rules and regulations. No action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the Board.

OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

     “Householding” of Proxy Materials. The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, and some brokers, household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

     Advance Notice Procedures. Under our bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Corporate Secretary at its principal executive office before December 18, 2003. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Exhibit A
NEUROCRINE BIOSCIENCES, INC. AUDIT COMMITTEE CHARTER
I.	Purpose.
The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Neurocrine Biosciences, Inc. (the “Company”) is to provide assistance to the Directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements.

The Committee is charged with ensuring that free and open communication is maintained among the committee, independent auditors, and the management of the Company. In its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage and determine funding for independent counsel and other advisers as it determines necessary to carry out its duties.

The Committee shall have the authority to undertake the specific duties and responsibilities described below and the authority to undertake such other duties as are assigned by law, the Company’s charter or bylaws or by the Board.

II.	Structure.
	A.	Membership.
The Committee shall be comprised of at least three Directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall (1) qualify as independent of management and the Company in accordance with the rules under the Nasdaq listing requirements (Rule 4200(a)(14) and the Securities and Exchange Commission’s definition of independence, (2) not accept any consulting, advisory or other compensatory fee from the Company other than the compensation received as a Director for Board or Committee service, (3) not be an affiliated person of the Company, (4) not own or control more than 20% of the voting securities.

All Committee members shall be financially literate, and be able to read and understand financial statements, at the time that they are appointed to the Committee.
The Committee shall have at least one member who meets the Securities and Exchange Commission and Nasdaq Stock Market definitions of a “financial expert.”
The members of the Committee shall be appointed by the Board. Unless a Chairperson of the Committee is designated by the Board, the Committee may designate a Chairperson by a majority vote of the full Committee membership.

	B.	Rules of Procedure.
The Committee may determine its own rules of procedure with respect to the place, time and frequency of its meetings, providing that the Committee meet a minimum of four times a year to review quarterly filings with the Securities and Exchange Commission. The Committee will also meet at the call of its Chairman as appropriate to accomplish the purposes of the Committee. Notice of meetings of the Committee shall be given as provided in the bylaws of the Company.

	C.	Committee Secretary.
The Controller of the Company will act as Secretary of the Committee and will attend all meetings; keep minutes of the Committee’s proceedings; advise members of all meetings called; arrange with the Chairman of the Committee or other convening authority for preparation and distribution of the

A-1

agenda and supporting material for each meeting; at the direction of the Chairman of the Committee, make the necessary logistical arrangements for each meeting; and carry out other functions as may be assigned from time to time by the Committee. In the event that the Chairman of the Committee believes that it is inappropriate for the Controller of the Company to attend any meeting(s) or portion(s) thereof, the Chairman shall appoint a member of the Committee to act as Secretary for such meeting(s) or portion(s) thereof.

	D.	Attendance at Meetings.
When deemed appropriate by the Committee, meetings of the Committee may be attended by the Company’s tax and accounting departments and by such other members of the management of the Company as the Committee deems appropriate. The Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Chairperson. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

In discharging its responsibilities, the Committee shall have sole authority to, as it deems appropriate, select, retain and/or replace, as needed, outside legal counsel or other outside consultants to provide independent advice to the Committee. In that connection, in the event the Committee retains a consultant, the Committee shall have the sole authority to approve such consultant’s fees, to be paid by the Company, and other retention terms.

	E.	Quorum.
A majority of the members of the Committee will constitute a quorum for the transaction of business. The action of a majority of the Committee members present at any meeting in which a quorum is present shall be the action of the Committee.

	F.	Minutes and Reports.
The Committee shall maintain written minutes or other records of its meetings and activities. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and other members of the Board. The Secretary of the Company shall retain the original signed minutes for filing with the corporate records of the Company.

The Chairperson shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.
III.	Specified Duties.
The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. This includes assessing the overall “tone” relating to financial reporting, the internal control structure and corporate ethics.

The Committee shall not have the duty to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with United States generally accepted accounting principles. The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee is to ensure that the independent auditors understand that they are ultimately accountable to the Board and the Committee, and the Committee is responsible to oversee the work of the independent auditors.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company’s Board). In

A-2

addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of details as, audits performed by the independent auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent auditor for auditing, the financial statements.

A.	Duties.
To fulfill its responsibilities, the Committee shall be responsible for:
	(1)	Serving as channel of communication between the independent auditors and the Board.
	(2)	With respect to the independent auditors:
i.	Reviewing annually the qualifications of the independent auditors including their internal quality control procedures, peer review report and any other information that the Committee may deem appropriate.

		ii.	Annually nominating the independent auditors in the proxy statement.
		iii.	Ensuring rotation of lead and review partners of the independent auditors every five years.
		iv.	Determining the compensation paid to the independent auditors.
v.	Pre-approving of all permissible non-audit services (defined as any professional services provided to an issuer by an independent auditor other than those provided to an issuer in connection with an audit or a review of the financial statements or comfort letters in connection with a securities offering) provided by the independent auditors (may be delegated to a member of the Committee, however any pre-approvals must be presented to the Committee at the next meeting).

vi.	Ensuring that the independent auditors do not engage in specific non-audit services (examples of which are bookkeeping services, internal audit services, financial system implementation and design, appraisal or valuation services, actuarial services, management functions, and investment banking services) proscribed by law or regulation.

vii.	Ensuring that the independent auditors file a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1 and address any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full Board take appropriate action to oversee the independence of the independent auditor.

		viii.	Discussing with the independent auditors the overall scope and plans for the annual audit and quarterly review procedures.
		ix.	Reviewing with management and the independent auditors, after each annual audit, the audit report, the management letter relating to the audit report, the internal control procedures of the Company.
x.	Providing time for the independent auditors to meet privately with the Committee to review any audit problems or difficulties, or any disagreements with management of the Company, an accounting adjustments that were noted or proposed by the auditors but not recorded, and any communications that the auditors may have had with their national office.

		xi.	Obtaining assurance from the independent auditor that Section 10A of the Securities Exchange Act of 1934 has not been implicated.
	(3)	Reviewing and approving all related party transactions.
	(4)	Establishing hiring policies for employees or former employees of the independent auditors that meet the Securities and Exchange Commission and Nasdaq listing requirements standards.
A-3

(5)	Discussing with Company management and the independent auditors the adequacy and effectiveness of the accounting and financial controls as well as the Company Code of Conduct and compliance with the Foreign Corrupt Practices Act.

	(6)	Gaining an understanding of the major accounting principles and significant reporting judgments used in preparation of the financial statements, including any changes to major accounting principles.
(7)	Reviewing any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of using alternative methods under United States generally accepted accounting principles.

	(8)	Reviewing the accounting, legal, and regulatory matters that may have a material effect on the Company’s financial statements and regulatory compliance policies and programs.
(9)	Reviewing the interim financial statements with the Company Chief Executive Officer, Chief Financial Officer and other appropriate members of management and the independent auditor prior to filing the Company Quarterly Report on Form 10-Q, and shall review with the Chief Executive Officer and Chief Financial Officer the content of any required certification related to the filing of the Form 10-Q. Also the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

(10)	Reviewing the year-end financial statements with the Company Chief Executive Officer, Chief Financial Officer and other appropriate members of management and the independent auditor prior to filing the Company Annual Report on Form 10-K, and shall review with the Chief Executive Officer and Chief Financial Officer the content of any required certification related to the filing of the Form 10-K, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

	(11)	Preparing the “Audit Committee Report” required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.
	(12)	Reviewing and discussing the quarterly earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.
(13)	Establishing and maintaining a “hotline” for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters; and ensure that such complaints are able to be submitted anonymously and confidentially.

(14)	Remaining completely accessible to the Chief Executive Officer, the Chief Financial Officer, the independent auditors, and management (both collectively and individually) to discuss any matters these persons believe should be discussed privately with the Committee.

IV.	Resolutions.
All proposed resolutions shall be prepared by the legal department in consultation with the tax and accounting departments, discussed and voted upon at the meetings or adopted by unanimous written consent.

V.	Evaluation of Performance of the Committee.
The Committee shall evaluate its own performance on an annual basis, including its compliance with this charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

A-4

The Committee shall review and reassess the Committee’s charter at least annually and submit the charter for annual approval of the Board.
VI.	Disclosure of Charter.
This Charter will be made available to any stockholder who otherwise requests a copy. The Company’s Annual Report to Stockholders shall state the foregoing or include the charter in the proxy statement.

VII.	Additional Authority.
The Committee shall have the authority, at its discretion, to call upon the Office of the Chairman to provide internal assistance from officers and other employees of the Company and its subsidiaries as may be appropriate to fulfill its duties and responsibilities.

A-5

Exhibit B
NEUROCRINE BIOSCIENCES, INC. 2003 INCENTIVE STOCK PLAN
1.	Purpose of the Plan. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the employees of Neurocrine Biosciences, Inc. (the “Company”) and to promote the success of the Company’s business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. The Board also has the discretion to grant Restricted Stock Awards and Stock Bonus Awards.

2.	Definitions.
	(a)	“Award” shall mean any right granted under the Plan, including an Option, a Restricted Stock Award and a Stock Bonus Award.
	(b)	“Board” shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.
	(c)	“Code” shall mean the Internal Revenue Code of 1986, as amended.
	(d)	“Committee” shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.
	(e)	“Common Stock” shall mean the common stock of the Company, par value $.001 per share.
	(f)	“Company” shall mean Neurocrine Biosciences, Inc.
(g)	“Consultant” shall mean any natural person who is engaged by the Company or any Parent or Subsidiary to render bona fide consulting services and is compensated for such consulting services, and any Director whether compensated for such services or not.

(h)	“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

	(i)	“Director” means a member of the Board.
(j)	“Employee” shall mean any persons, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

	(k)	“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
	(l)	“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.
	(m)	“Option” shall mean a stock option granted pursuant to the Plan.
	(n)	“Optioned Stock” shall mean the Common Stock subject to an Option.
	(o)	“Optionee” shall mean an Employee or Consultant who receives an Option.
	(p)	“Outside Director” means a Director who is not an Employee.
	(q)	“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
B-1

(r)	“Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Board.

	(s)	“Plan” shall mean this 2003 Incentive Stock Plan.
	(t)	“Purchaser” shall mean an Employee or Consultant who exercises a Restricted Stock Award or receives a Stock Bonus Award.
	(u)	“Restricted Stock Award” shall mean a right to purchase Common Stock pursuant to Section 11 of the Plan.
(v)	“Section 162(m) Participant” shall mean any key Employee designated by the Board as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

	(w)	“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.
	(x)	“Stock Bonus Award” shall mean the right to receive a bonus of Common Stock for past services pursuant to Section 12 of the Plan.
	(y)	“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.	Stock Subject to the Plan.
(a)	Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares under the Plan is one million one hundred thousand (1,100,000) shares of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

	(b)	The following limitations shall apply to grants of Awards to Employees:
(i) No Employee shall be granted, in any fiscal year of the Company, Awards pursuant to which more than an aggregate of two hundred and fifty thousand (250,000) Shares are issuable to such Employee.
(ii)	In connection with his or her initial employment, an Employee may be granted Awards to purchase and/or receive up to an additional two hundred and fifty thousand (250,000) Shares which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.
(iv)	If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the canceled Option shall be counted against the limit set forth in subsection (i) above.

4.	Administration of the Plan.
	(a)	Procedure.
B-2

	(i)	Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.
(ii)	Section 162(m). To the extent that the Board determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside Directors” within the meaning of Section 162(m) of the Code.

(iii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

	(iv)	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.
(b)	Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:
	(i)	to grant Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards or Stock Bonus Awards;
	(ii)	to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock;
	(iii)	to determine the exercise price per share of each Award to be granted, if any, which exercise price shall be determined in accordance with Section 7 of the Plan;
(iv)	to determine the Employees or Consultants to whom, and the time or times at which, Awards shall be granted and, subject to the limitations of Section 3(b) above, the number of shares to be represented by each Award;

	(v)	to interpret the Plan;
	(vi)	to prescribe, amend and rescind rules and regulations relating to the Plan;
(vii)	to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Award;

	(viii)	to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan;
	(ix)	to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board;
(x)	to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a fair market value equal to the statutory minimum amount required to be withheld. The fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Award holder to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable; and

	(xi)	to make all other determinations deemed necessary or advisable for the administration of the Plan.
(c)	Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Awards granted under the Plan.

(d)	Provisions Applicable to Section 162(m) Participants.
B-3

	(i)	The Board, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.
(ii)	Notwithstanding anything in the Plan to the contrary, the Board may grant any Award to a Section 162(m) Participant, including a Restricted Stock Award or Stock Bonus Award the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(iii)	To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Restricted Stock Award or Stock Bonus Award granted under the Plan to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Board shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Restricted Stock Awards and Stock Bonus Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Restricted Stock Awards and Stock Bonus Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Board shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Board shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Board may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(iv)	Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

5.	Eligibility.
(a)	Awards may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Award may, if such Employee or Consultant is otherwise eligible, be granted additional Awards. Each Outside Director shall be eligible to be automatically granted Options at the times and in the manner set forth in Section 10.

(b)	Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options.

(c)	For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

B-4

(d)	The Plan shall not confer upon any Optionee or Purchaser any right with respect to continuation of employment by or the rendition of consulting services to the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or services at any time, with or without cause.

6.	Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect until terminated under Section 15 of the Plan.
Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the first to occur of (a) the expiration of ten (10) years from the date the Plan is adopted by the Board or (b) the expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 20.

7.	Exercise Price and Consideration.
(a)	The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the fair market value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the fair market value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)	The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Restricted Stock Award, as reported in the Wall Street Journal.

(c)	The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall be determined by the Board (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and to the extent permitted under applicable laws may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

8.	Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

9.	Exercise of Option.
(a) Procedure for Exercise; Rights as a Shareholder.
B-5

(i)	Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

(ii)	An Option may not be exercised for a fraction of a Share.
(iii)	An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Upon an Optionee’s request, the Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. To the extent an Option designated as an Incentive Stock Option at grant that is treated as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

(iv)	Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)	Termination of Status as an Employee or Consultant. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within such period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option not exceeding three (3) months and in the case of Nonstatutory Stock Option not exceeding six (6) months after the date of termination (provided that such period shall be three (3) months in the case of an Option granted to an Outside Director pursuant to Section 10), with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option, exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)	Disability of Optionee. Notwithstanding the provisions of Section 8(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of such Employee’s or Consultant’s total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee or Consultant may, but only within six (6) months (twelve (12) months in the case of an Option granted to an Outside Director pursuant to Section 10) (or such other period of time not exceeding twelve (12) months as in determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the right to exercise would have accrued had the Optionee continued Continuous Status as an Employee or Consultant for a period of six (6) months following termination of Continuous Status by reason of disability. To the extent that such Employee or Consultant was not entitled to exercise an Option in this period, or if

B-6

such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.
(d)	Retirement of Optionee. Notwithstanding the provisions of Section 8(b) above, in the event of termination of an Employee Optionee’s Continuous Status as an Employee as a result of such Employee’s retirement from the Company at age fifty five (55) or greater after having Continuous Status for (5) years or more, all Options held by such Optionee shall vest and such Employee may, but only within three (3) years from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee was entitled to exercise it at the date of such termination.

	(e)	Death of Optionee. In the event of the death of an Optionee:
(i)	during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (twelve (12) months in the case of an Option granted to an Outside Director pursuant to Section 10) (or at such later time as may be determined by the Board but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as in determined by the Board) after the date of death; or

(ii)	within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (twelve (12) months in the case of an Option granted to an Outside Director pursuant to Section 10) (or such other period of time as is determined by the Board at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise that had accrued at the date of termination.

10.	Automatic Granting of Options to Outside Directors.
(a)	First Option Grants. Unless otherwise determined by the Board, each new Outside Director shall be automatically granted an Option to purchase twenty thousand (20,000) Shares (a “First Option”) on the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(b)	Subsequent Option Grants. Unless otherwise determined by the Board, each Outside Director and the Chairman of the Board of Directors shall be automatically granted an annual Option (a “Subsequent Option”) to purchase, in the case of an Outside Director, twelve thousand (12,000) Shares, and in the case of the Chairman of the Board of Directors, fifteen thousand (15,000) Shares, each on the date of each annual meeting of the stockholders of the Company, if on such date, he or she shall have served on the Board for at least six (6) months.

(c)	Terms of Options Granted to Outside Directors. Options granted to Outside Directors pursuant to this Section 10 shall have a per Share exercise price of no less than one hundred percent (100%) of the fair market value per Share on the date of grant. Subject to Section 9, the term of each Option granted to an Outside Director pursuant to this Section 10 shall be ten (10) years from the date of grant thereof. First Options and Subsequent Options shall become exercisable in cumulative monthly installments of 1/36 of the Shares subject to such Option on each of the monthly anniversaries of the date of grant of the Option, commencing with the first such monthly anniversary, such that each such Option shall be one hundred percent (100%) vested on the third anniversary of its date of grant.

B-7

11.	Restricted Stock Awards.
(a)	Rights to Purchase. After the Board determines that it will offer an Employee or Consultant a Restricted Stock Award, it shall deliver to the offeree a stock purchase agreement setting forth the terms, conditions and restrictions relating to the offer. Such agreement shall further specify the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board or its Committee made the determination to grant the Restricted Stock Award. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Board.

(b)	Purchase Price. The Board shall establish the purchase price, if any, and form of payment for each Restricted Stock Award; provided, however, that such purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant; provided, further, however, that the purchase price per Share may be reduced on a dollar-for-dollar basis to the extent the Restricted Stock Award is granted to the Purchaser in lieu of cash compensation otherwise payable to the Purchaser. In all cases, legal consideration shall be required for each issuance of a Restricted Stock Award.

(c)	Issuance of Shares. Forthwith after payment therefore, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

(d)	Repurchase Option. Unless the Board determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company for any reason (including death or disability). Subject to applicable laws, if the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. Subject to Section 4(d) with respect to Restricted Stock Awards granted to Section 162(m) Participants, the repurchase option shall lapse at such rate as the Board may determine.

(e) Other Provisions. The stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.
12.	Stock Bonus Awards.
(a)	Terms of Award. After the Board determines that it will offer an Employee or Consultant a Stock Bonus Award, it shall deliver to the offeree a stock bonus agreement setting forth the terms, conditions and restrictions relating to the offer and the number of shares to be awarded. The offer shall be accepted by execution of a stock bonus agreement in the form determined by the Board.

(b)	Purchase Price. The Board shall establish the purchase price, if any, and form of payment for each Stock Bonus Award; provided, however, that such purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant; provided, further, however, that the purchase price per Share may be reduced on a dollar-for-dollar basis to the extent the Stock Bonus Award is granted to the Purchaser in lieu of cash compensation otherwise payable to the Purchaser.

(c)	Issuance of Shares. Forthwith after payment therefore, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

(d)	Repurchase Option. Unless the Board determines otherwise, the stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company for any reason (including death or disability). Subject to applicable laws, if the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. Subject to Section 4(d) with

B-8

respect to Stock Bonus Awards granted to Section 162(m) Participants, the repurchase option shall lapse at such rate as the Board may determine.
	(e)	Other Provisions. The stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.
13.	Non-Transferability of Awards. Unless determined otherwise by the Board, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Board makes an Award transferable, such Award shall contain such additional terms and conditions as the Board deems appropriate.

14.	Adjustments upon Changes in Capitalization or Merger.
(a)	Changes in Capitalization. Subject to any action by the Company required by applicable law or regulations or the requirements of the Nasdaq Stock Market or an established stock exchange on which the Company’s securities are traded, and subject to Section 14(d), the number and kind of shares of Common Stock (or other securities or property) covered by each outstanding Award, and the number and kind of shares of Common Stock (or other securities or property) which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock (or other securities or property) covered by each such outstanding Award, shall be adjusted proportionately to the extent the Board determines that any increase, decrease or adjustment in the number or kind of issued shares of Common Stock (or other securities or property), dividend, distribution, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, reorganization, merger, consolidation, split-up, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, exchange of Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board’s sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee or Purchaser at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action.

(c)	Merger or Asset Sale. In the event of a merger, sale of all or substantially all of the assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than fifty percent (50%) of the voting securities of the Company (“Change in Control”) approved by the majority of the members of the Board on the Board prior to the commencement of such Change in Control, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided, however, in the event that within one year of the date of the completion of the Change in Control, the successor corporation or a Parent or Subsidiary of the successor corporation terminates the employment of an Optionee without Cause (as defined below), such Optionee shall fully vest in and have the right to exercise the options assumed or substituted for the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option

B-9

becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Board shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change of Control, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. For purposes of this paragraph, termination shall be for “Cause” in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by employee which was performed in bad faith and to the material detriment of the successor corporation or its Parent or Subsidiary; (b) employee willfully and habitually neglects the duties of employment; or (c) employee is convicted of a felony crime involving moral turpitude, provided that in the event that any of the foregoing events is capable of being cured, the successor corporation or its Parent or Subsidiary shall provide written notice to the employee describing the nature of such event and the employee shall thereafter have five (5) business days to cure such event.

In the event of a Change in Control which is not approved by the majority of the members of the Board on the Board prior to the commencement of a Change in Control, each Optionee shall fully vest in and have the right to exercise all outstanding Options as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable.

(d)	With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 14 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto.

15.	Date of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Board makes the determination granting such Award. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

16.	Amendment and Termination of the Plan.
(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee or Purchaser under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable laws or regulation, the requirements of the Nasdaq Stock Market or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)	Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or the Purchaser, as applicable, and the Board, which agreement must be in writing and signed by the Optionee or the Purchaser, as applicable, and the Company.

B-10

17.	Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the Nasdaq Stock Market or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

18.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.	Award Agreements. Options shall be evidenced by written option agreements in such form as the Board shall approve. Upon the exercise of a Restricted Stock Award or a Stock Bonus Award, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Board shall approve.

20.	Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable laws and the rules of the Nasdaq Stock Market or any stock exchange upon which the Common Stock is listed.

B-11

This Proxy is solicited on behalf of the Board of Directors

     NEUROCRINE BIOSCIENCES, INC. 2003
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 22, 2003

The undersigned stockholder of NEUROCRINE BIOSCIENCES, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 2003 and hereby appoints Gary A. Lyons and Paul W. Hawran, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of NEUROCRINE BIOSCIENCES, INC. to be held on May 22, 2003 at 8:30 a.m. local time, at the Company’s corporate headquarters located at 10555 Science Center Drive, San Diego, California 92121, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR THE ADOPTION OF THE COMPANY'S 2003 INCENTIVE STOCK PLAN AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

AST PROXY DEPARTMENT 59 MAIDEN LANE NEW YORK, NY 10038

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Neurocrine Biosciences, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
NEURO1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEUROCRINE BIOSCIENCES, INC.
Vote on Directors
To elect three Class I Directors to the Board of			For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
Directors to each serve for a term of three years.
1	.	To elect 01) Joseph A. Mollica, Ph.D., 02) Wylie W. Vale, Ph.D., and 03) W. Thomas Mitchell as Class I Directors	|_|	|_|	|_|

Vote on Proposals
			For	Against	Abstain
2	.	To ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003.	|_|	|_|	|_|

3	.	To approve the adoption of the Company's 2003 Incentive Stock Plan and the reservation of 1,100,000 shares of the Company's common stock for issuance thereunder.	|_|	|_|	|_|

To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date